Exhibit 10.4

                                        FIRST AMENDMENT TO TRUST AGREEMENT


         This First Amendment to Trust Agreement (the "First
Amendment") is made this 17th day of February, 1998, by and between The Interlake Corporation, a Delaware corporation
("Interlake"), and U.S. Trust Company of California, N.A. (the
"Trustee").
                                                    WITNESSETH:
         WHEREAS, Interlake and Continental Illinois National Bank and Trust Company of Chicago, a national banking association ("Continental Illinois") established a trust (the "Trust") pursuant to an agreement entitled "TRUST AGREEMENT" and dated September 30, 1988 (the "Agreement");
         WHEREAS, Trustee is the successor to Continental Illinois as trustee of the Trust;
         WHEREAS, Interlake has transferred assets to the Trust that are being held in trust by the Trustee, all pursuant to the terms of the Agreement;
         WHEREAS, in accordance with Section 12(a) of the Agreement, Interlake and the Trustee desire to amend the Agreement in certain respects, as set forth in this First Amendment,
         NOW, THEREFORE, the parties do hereby agree that the Agreement shall be amended as follows:
         1. The introductory paragraph of the preamble of the Agreement is amended by deleting "(the "Trustee")" at the end thereof and by substituting therefor the following:

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         ("Continental Illinois"), and amended as of the 17th
         day of February, 1998, pursuant to the First Amendment to Trust Agreement between Interlake and U.S. Trust
         Company of California, N.A. (the "Trustee"), as successor to Continental Illinois.
         2. The first paragraph of the preamble of the Agreement is amended in its entirety to read as follows:
                  WHEREAS, certain benefits are or may become payable under the provisions of The Interlake Corporation Restated Directors' Post-Retirement Income Plan, established as of May 29, 1986, as the same has been or may hereafter be supplemented, amended or restated, or any successor thereto (the "Plan"), to certain individuals listed on Exhibit A hereto ("Directors"); 3. Section 1(a) of the Agreement is amended by adding the following after the first sentence thereof:
         Neither the Trustee nor any Director or beneficiary shall have any right or duty to compel such additional deposits or determine the sufficiency thereof.
         4. Section 1(c) of the Agreement is amended by adding the following at the end thereof:
         The purpose of the Trust is to assure that Interlake's obligations to the Directors pursuant to the Plan are fulfilled. The Trust is neither intended nor designed to qualify under section 401(a) of the Code or to be subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Trust established under this Agreement does not fund and is not intended to fund the Plan or any other employee benefit plan or program of Interlake. Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of Interlake for the meeting of part or all of its future obligations with respect to Benefits to some or all of the Directors under the Plan. 5. Section 1 of the Agreement is amended by adding the following provisions at the end thereof:
                  (d) Interlake shall transfer sufficient assets to the Trust on or prior to the date on which occurs a Change in Control (as that term is defined in Section 1(e)) so that, in combination with the assets theretofore held in the Trust, the aggregate assets

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         held in the Trust equals or exceeds (i) an amount sufficient to satisfy all expenses with respect to the Trust, including, without limitation, the fees of the Trustee, for a period of at least five years, and (ii) the amount estimated by Interlake to be necessary to satisfy all obligations under the Plan.

                  (e) As used in this Agreement, the term "Change in Control" shall mean:

                             (i) Interlake is merged, consolidated or reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than 75% of the combined voting power of the then-outstanding securities of such other corporation or person immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the
                  "Voting Stock") of Interlake immediately prior to such transaction;

                            (ii) Interlake  sells or otherwise  transfers all or
                  substantially all of its business or assets to any other corporation or other legal person, and as a result of such sale or transfer, less than 75% of the combined voting power of the then-outstanding voting securities of such other corporation or entity immediately after such sale or transfer are held in the aggregate by the holders of Voting Stock of Interlake immediately prior to such sale or transfer;

                           (iii) A  Share  Acquisition  Date  occurs  under  the
                  Rights Agreement, dated as of January 26, 1989, by and between Interlake and The First National Bank of Chicago, as amended, or under any successor rights agreement to which Interlake is a party (the "Rights Agreement"); or, if the Rights Agreement has expired prior to the occurrence of a Share Acquisition Date, any event that would have caused a Share Acquisition Date to occur under the Rights Agreement;

                            (iv) Any  person  (as the term  "person"  is used in
                  Section   13(d)(3)  or  Section  14(d)(2)  of  the  Securities
                  Exchange Act of 1934 (the "Exchange Act")) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 35% or more of the combined voting power of the Voting Stock of Interlake;


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                             (v)  Interlake  files a report  or proxy  statement
                  with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in, or in response to, Form 8-K or
                  Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of Interlake has or may have occurred or will occur in the future pursuant to any then-existing contract or transaction; or

                            (vi) If during any period of two consecutive  years,
                  individuals who at the beginning of any such period constitute the directors of Interlake cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this Section 1(e)(vi), each director who is first elected, or first nominated for election by Interlake's stockholders, by a vote of at least two-thirds of the directors of Interlake (or a committee thereof) then still in office who were directors of Interlake at the beginning of any such period will be deemed to have been a director of Interlake at the beginning of such period.

                           (vii)  Notwithstanding  the  foregoing  provisions of
                  Section 1(e)(iv) or 1(e)(v) hereof, unless otherwise determined in a specific case by majority vote of the Board of Directors of Interlake (the "Board"), a Change in Control shall not be deemed to have occurred for purposes of Section 1(e)(iv) or 1(e)(v) solely because (a) Interlake, (b) an entity in which Interlake, directly or indirectly, beneficially owns 50% or more of the voting securities of such entity (an "Affiliate"), or (c) any Interlake-sponsored employee stock ownership plan or any other employee benefit plan of Interlake or any Affiliate either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 35% or otherwise, or because Interlake reports that a change in control of Interlake has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

                  (f) In the event that a Change in Control has occurred, the Chief Executive Officer, Chief Financial Officer or General Counsel of Interlake shall so notify the Trustee promptly. The Trustee shall be entitled to rely upon such notice as to whether and when a Change

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         in Control has occurred and shall not be required to
         make any independent verification of a Change in Control.

         6. Section 2(a) of the Agreement is amended by adding the following at the end thereof:
                  The Trustee shall continue to pay Benefits to the Directors until the assets of the Trust are depleted, subject to Section 12(b) hereof.

         7. The second sentence of Section 3(a) of the Agreement is amended by deleting the phrase "of Directors ("Board") of Interlake" therefrom.
         8. The first sentence of Section 5 of the Agreement is amended by adding immediately prior to the phrase "Compensation Committee of the Interlake Board" the following phrase: "Management Development and".
         9. The third sentence of Section 5 of the Agreement is amended by adding immediately after the word "unavailable" the following phrase: "or if a Change in Control has occurred,".
         10. The third sentence of Section 5 of the Agreement is amended by deleting the phrase "six months" and substituting therefor the phrase "10 years".
         11. Section 5 of the Agreement is amended by adding the following at the end thereof:
         Nothing in this section shall be construed to mean the Trustee assumes any responsibility for the performance of any investment made by the Trustee in its capacity as trustee under this Agreement.

         12. The fourth sentence of Section 8(d) of the Agreement is amended by deleting the word "Executive" and substituting therefor the word "Director".


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         13.  Section 8 of the Agreement is amended by adding at the end thereof the following:
                  (j) Interlake shall indemnify and hold the Trustee harmless from and against all loss or liability (including expenses and reasonable attorneys' fees), to which it may be subject by reason of its execution of its duties under this Agreement, or by reason of any acts taken in good faith in accordance with any directions, or acts omitted in good faith due to absence of directions, from Interlake or a Director unless, and only to the extent, such loss or liability is due to the Trustee's gross negligence or willful misconduct.

                  (k) In the event that the Trustee is named as a defendant in a lawsuit or proceeding involving the Plan or the Trust fund, the Trustee shall be entitled to receive payments on a current basis pursuant to the indemnity provisions provided for in this section; provided however, that if the final judgment entered in the lawsuit or proceeding holds that the Trustee is guilty of gross negligence or willful misconduct with respect to the Trust fund, the Trustee shall be required to refund the indemnity payments that it has received.

                  (l) All releases and indemnities provided herein shall survive the termination of this Agreement.

         14. Section 9(c) of the Agreement is amended in its entirety to read as follows:
                  (c) At such times as may in the judgment of Interlake be appropriate, Interlake shall furnish to the Trustee any amendment to Exhibit A for the purpose of the deletion of deceased Directors who have no benefits currently due.

         15. The first sentence of Section 10 of the Agreement is amended by adding at the end thereof the following:
         and as set forth from time to time and incorporated herein by this reference

         16. Section 10 of the Agreement is amended by deleting the second sentence thereof and substituting therefor the following:
         The Trustee shall also be entitled to reimbursement of its reasonable expenses incurred by it in the performance of its duties hereunder, including, but not

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         limited to fees and expenses incurred pursuant to
         Sections 8(d), 8(e) and 8(g).

         17. The first sentence of Section 11(a) of the Agreement is amended by adding immediately after the phrase "The Trustee may be removed at any time" the following phrase: "upon not less than 90 days' notice in writing".
         18. The last sentence of Section 11(a) of the Agreement is amended by deleting ", wherever located, having a capital and surplus of at least $500,000,000 in the aggregate".
         19. Section 11(a) of the Agreement is amended by adding at the end thereof the following:
         If after making reasonable efforts to appoint a successor trustee as provided above, the Trustee has been unable to do so, the Trustee shall petition a court of competent jurisdiction to appoint a successor trustee.

         20. Section 11 of the Agreement is amended by adding at the end thereof the following:
                  (c) The successor trustee need not examine the records and acts of any prior trustee and may retain or dispose of existing Trust assets. The successor trustee shall not be responsible for, and Interlake shall indemnify and defend the successor trustee from any claim or liability resulting from any action or inaction of any prior trustee or from any other past event, or any condition existing at the time it becomes successor trustee.

         21. The first sentence of Section 12(a) of the Agreement is amended by inserting immediately prior to the period at the end of the sentence the following clause:
         ; and provided, further, that on or after the occurrence of a Change in Control, any such amendment shall require the consent of a majority of the Directors

         22. Section 12(b) of the Agreement is amended by adding at the end thereof the following:

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         On or after the occurrence of a Change in Control,  the  determinations under the preceding sentence shall be made in the sole judgment of the Trustee. In addition, the Trust shall terminate at such time as the Trustee shall have received consents to the termination of the Agreement from all of the Directors to whom benefits are then due.

         23. Sections 12(c) and 13(d) of the Agreement are each amended by deleting the period at the end thereof and adding the following:
         in such amounts and in the manner instructed by Interlake, whereupon the Trustee shall be released and discharged from all obligations hereunder. From and after the date of termination, and until final distribution of the Trust assets, the Trustee shall continue to have all of the powers provided herein as are necessary or expedient for the orderly liquidation and distribution of the Trust.

         24. Section 13(a)(i) of the Agreement is amended by deleting "the Employee Retirement Income Security Act of 1974, as amended, or any successor provision thereto ("ERISA")", and substituting therefor "ERISA".
         25. Sections 14(a) and 14(b) of the Agreement are amended in their entirety to read as follows:
                  (a) In the event that any provision of this Agreement or the application thereof to any person or circumstances shall be determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the maximum extent permitted by law.

                  (b) The right of any Director to any benefit or to any payment hereunder may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by any Director to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. The Trust assets shall

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         not in any  manner be subject  to the  debts,  contracts,  liabilities, engagement or torts of any Director and payments hereunder shall not be considered an asset of the Director in the event of the insolvency or bankruptcy of such Director.

         26. Section 14(c) is amended by deleting the word "Illinois" and by substituting therefor the word "California".
         27. Section 14 is amended to add the following provisions at the end thereof:
                  (e) Interlake shall, at any time and from time to time, upon the reasonable request of the Trustee, provide information, execute and deliver such further instruments and do such further acts as may be necessary or proper to effectuate the purposes of this Trust.

                  (f) Each Exhibit referred to in this Agreement shall become a part hereof and is expressly incorporated herein by reference.

                  (g) This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements and understandings relating thereto. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives.

                  (h) (i) The preamble to this Agreement, including the definitions provided therein, shall be considered a part of the agreement of the parties as if set forth in a section of this Agreement.

                            (ii) The headings  contained in this  Agreement  are
                  solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

                  (i) Each Director (and, where applicable, each successor) is an intended beneficiary under this Trust, and as an intended beneficiary shall be entitled to enforce all terms and provisions hereof with the same force and effect as if such person had been a party hereto.

                  (j) Notwithstanding any other provision hereof, the parties' respective rights and obligations under

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         Section  14(i) shall  survive any  termination  or  expiration  of this
         Agreement.

         28. Section 15 is amended in its entirety to read as follows: For all purposes of this Agreement, any communication, including without limitation, any notice, consent, report, demand or waiver required or permitted to be given hereunder shall be in writing and, unless otherwise provided in this Agreement, shall be deemed to have been duly given when hand delivered or dispatched by telegram or electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched), or two business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

                             If to the Trustee, to:

                           U.S. Trust Company of California, N.A.
                           515 South Flower Street, Suite 2700
                           Los Angeles, CA 90071-2291
                           Attention: Charles E. Wert
                                           Executive Vice President


                           If to Interlake, to:

                            The Interlake Corporation
                           550 Warrenville Road
                           Lisle, IL  60532

                           Attention:  Secretary


                           If to the Directors, to the addresses listed on Exhibit A hereto.


         provided, however, that if any party or any Director, or his or her successors shall have designated a different address by notice to the other parties, then to the last address so designated.

         29. The Agreement is amended to delete all that follows Section 15.

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         30.  This  First  Amendment  shall  be  governed  by and  construed  in accordance with the laws of the State of California, other than and without reference to any provisions of such laws regarding choice of laws or conflict of laws.
         31. This First Amendment may be executed in two or more counterparts, each of which shall be considered an original agreement, but all of which together shall constitute one agreement.
         32. This First Amendment shall be effective as of the date first above written.
         33. Without further action by the parties to this First Amendment, the Agreement will be amended and restated to incorporate the changes made pursuant to this First Amendment, and the Agreement, as so amended and restated as set forth in the Annex to this First Amendment, will thereafter constitute the Agreement.

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         IN WITNESS WHEREOF, each of Interlake and the Trustee caused this First Amendment to be executed on its behalf as of the date first above written.
THE INTERLAKE CORPORATION



By:     /s/Stephen R. Smith
        Title:      Vice President


U.S. TRUST COMPANY OF CALIFORNIA, N.A.



By:     /s/Dennis M. Kunisaki
        Title:Vice President


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EXHIBIT A

                                     TO THE
                      FIRST AMENDMENT TO TRUST AGREEMENT TO
                            THE INTERLAKE CORPORATION
                 RESTATED DIRECTORS' POST-RETIREMENT INCOME PLAN


                    Eugene P. Berg
                    James C. Cotting
                    Arthur G. Hansen
                    John E. Jones
                    Frederick C. Langenberg
                    Edward A. Loeser
                    Reynold C. MacDonald
                    Quentin C. McKenna
                    William G. Mitchell
                    Erwin E. Schulze
                    Lee C. Shaw
                    Edward J. Williams
                    Morris H. Wright

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